Exhibit 99.1
Telos Corporation Announces First Quarter Results: Reports $35.2 Million of Revenue and 38.3% Gross Margin
•Reported First Quarter Results Above High End of Guidance Range
•Delivered Quarterly Revenue of $35.2 Million
•Expanded Quarterly Gross Margin by 66 Basis Points to 38.3% Year over Year
•Improved GAAP Net Loss by 35% Year over Year
•Reaffirms Full Year Guidance
Ashburn, Va. – May 10, 2023 – Telos Corporation (NASDAQ: TLS), a leading provider of cyber, cloud and enterprise security solutions for the world’s most security-conscious organizations, today announced financial results for the first quarter 2023.
“We delivered $35.2 million of revenue in the first quarter of 2023 and expanded gross margins 66 basis points to 38.3%. We also reduced our GAAP net loss by 35% to $10.7 million. All metrics exceeded the high end of our guidance range,” said John B. Wood, chairman and CEO, Telos. “As expected, our first quarter results reflect lower revenues on large programs. We reaffirm our full year guidance and the Board and I remain focused on rebuilding and growing our revenue base throughout this transition year.”

First Quarter 2023 Financial Highlights
	1Q 2023	1Q 2022
	(in millions, except per share data)
Revenue	$35.2	$50.2
Gross Profit	$13.5	$18.9
Gross Margin	38.3%	37.6%
GAAP Net Loss	($10.7)	($16.6)
Adjusted Net Loss [1]	($2.5)	($0.7)
EBITDA[1]	($11.5)	($15.0)
Adjusted EBITDA[1]	($0.8)	$1.0
Adjusted EBITDA Margin[1]	(2.4%)	1.9%
GAAP EPS	($0.16)	($0.25)
Adjusted EPS [1]	($0.04)	($0.01)
Weighted-average Shares of Common Stock Outstanding	68.2	67.6
Cash Flow from Operations	($0.1)	$0.2
Free Cash Flow [1]	($4.1)	($3.1)
1 Adjusted EBITDA, Adjusted EBITDA Margin, EBITDA, Adjusted Net Loss, Adjusted EPS and Free Cash Flow are non-GAAP financial measures. Refer to "Non-GAAP Financial Measures" below.
Selected First Quarter Business Highlights:
•Achieved a 100% renewal rate on major customer contracts across the portfolio in the first quarter.
◦Received Xacta® renewals with several prominent customers including the U.S. Air Force, the Department of Homeland Security, the Department of State, the Department of the Interior, the Department of Energy, the Defense Intelligence Agency, Amazon Web Services and Ernst & Young.
◦The Company’s Automated Message Handling System achieved several major contract renewals.
•Received a new, multi-year contract with the National Geospatial-Intelligence Agency for Xacta products and services.
•Continued expansion of the Company’s Designated Aviation Channeling service with several new customers and renewals, including Dubuque Regional Airport and Port of Seattle Airport.

Financial Outlook:
	2Q 2023	Full Year 2023
(dollars in millions)
Revenue	$28 - $32 Million	$115 - $140 Million
YoY Growth	(50%) - (43%)	(47%) - (35%)
Adjusted EBITDA[1]	($8) - ($6) Million	($27) - ($17) Million
1Adjusted EBITDA is a non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" below.

This guidance consists of forward-looking statements and actual results may differ materially. Refer to the Forward-Looking Statements section below for information on the factors that could cause the Company’s actual results to differ materially from these forward-looking statements. Adjusted EBITDA is a non-GAAP financial measure. The Company has not provided the most directly comparable GAAP measure to this forward-looking non-GAAP financial measure because certain items are out of the Company’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort.

Webcast Information
Telos will host a live webcast to discuss its first quarter 2023 financial results at 8:30 a.m. Eastern Time today, May 10, 2023. To access the webcast, visit https://register.vevent.com/register/BI18da6a473f804bcc98ebf44dde4dddd4. Related presentation materials will be made available on the Investors section of the Company’s website at https://investors.telos.com. In addition, an archived webcast will be available approximately two hours after the conclusion of the live event on the Investors section of the Company’s website.

Forward-Looking Statements
This press release contains forward-looking statements which are made under the safe harbor provisions of the federal securities laws. These statements are based on the Company’s management’s current beliefs, expectations and assumptions about future events, conditions, and results and on information currently available to them. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in the Company’s filings and reports with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2022 and its Quarterly Reports on Form 10-Q, as well as future filings and reports by the Company, copies of which are available at https://investors.telos.com and on the SEC’s website at www.sec.gov.

Although the Company bases these forward-looking statements on assumptions that its management believes are reasonable when made, the Company cautions the reader that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this release. Given these risks, uncertainties, and other factors, many of which are beyond its control, the Company cautions the reader not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date of such statement and, except as required by law, the Company undertakes no obligation to update any forward-looking statement publicly, or to revise any forward-looking statement to reflect events or developments occurring after the date of the statement, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.

Non-GAAP Financial Measures
In addition to Telos' results determined in accordance with U.S. GAAP, Telos believes the non-GAAP financial measures of EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted Earnings Per Share ("EPS") and Free Cash Flow are useful in evaluating operating performance. Telos believes that this non-GAAP financial information, when taken collectively with GAAP results, may be helpful to readers of the financial statements because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. A reconciliation is provided below for each of these non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP.

The Company uses the following non-GAAP financial measures (a) to understand and evaluate Telos’ core operating performance and trends, (b) to prepare and approve the Company’s annual budget, (c) to develop short-term and long-term operating plans, and (d) to evaluate the performance of certain management personnel when determining incentive compensation. Telos believes these non-GAAP financial measures facilitate the comparison of the Company’s operating performance on a consistent basis between periods by excluding certain items that may, or could, have a disproportionately positive or negative impact on the Company’s results of operations in any particular period. When viewed in combination with the Company’s results prepared in accordance with GAAP, these non-GAAP financial measures help provide a broader picture of factors and trends affecting the Company’s results of operations.

EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted EPS and Free Cash Flow are supplemental measures of operating performance that are not made under GAAP and do not represent, and should not be considered as an alternative to, Net Income/(Loss), Net Income/(Loss) Margin, Earnings per Share, or Net Cash Flows provided by/(used in) operating activities, as determined by GAAP.

The Company defines EBITDA as net (loss)/income, adjusted for non-operating expense/(income), interest expense, (benefit from)/provision for income taxes, and depreciation and amortization. The Company defines Adjusted EBITDA as EBITDA, adjusted for stock-based compensation expense and restructuring expenses/(adjustments). The Company defines Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue. The Company defines Adjusted Net Income/(Loss) as net income/(loss), adjusted for non-operating expense/(income), stock-based compensation expense and restructuring expenses/(adjustments). The Company defines Adjusted EPS as Adjusted Net Income/(Loss) divided by the weighted-average number of common shares outstanding for the period. Free Cash Flow is defined as net cash provided by/(used in) operating activities, less purchases of property and equipment, and capitalized software development costs.

EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted EPS and Free Cash Flow each has limitations as an analytical tool, and you should not consider any of them in isolation, or as a substitute for analysis of results as reported under GAAP. Among other limitations, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted EPS and Free Cash Flow each does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments, does not reflect the impact of certain cash charges resulting from matters considered not to be indicative of ongoing operations, and does not reflect income tax expense or benefit. Other companies in the Company’s industry may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted EPS and Free Cash Flow differently than Telos does, which limits its usefulness as a comparative measure. Because of these limitations, neither EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted EPS nor Free Cash Flow should be considered as a replacement for Net Income/ (Loss), Net Income/(Loss) Margin, Earnings per Share, or Net Cash Flows Provided by Operating Activities, as determined by GAAP, or as a measure of profitability. Telos compensates for these limitations by relying primarily on the Company’s GAAP results and using non-GAAP measures only for supplemental purposes.

About Telos Corporation
Telos Corporation (NASDAQ: TLS) empowers and protects the world’s most security-conscious organizations with solutions for continuous security assurance of individuals, systems, and information. Telos’ offerings include cybersecurity solutions for IT risk management and information security; cloud security solutions to protect cloud-based assets and enable continuous compliance with industry and government security standards; and enterprise security solutions for identity and access management, secure mobility, organizational messaging, and network management and defense. The Company serves commercial enterprises, regulated industries and government customers around the world.
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Media:
media@telos.com
Investors:
InvestorRelations@telos.com

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended
	March 31, 2023	March 31, 2022

	(in thousands, except per share amounts)
Revenue – services	$31,534	$48,108
Revenue – products	3,688	$2,052
Total revenue	35,222	50,160
Cost of sales – services	19,268	29,731
Cost of sales – products	2,472	1,558
Total cost of sales	21,740	31,289
Gross profit	13,482	18,871
Selling, general and administrative expenses
Sales and marketing	1,643	5,252
Research and development	2,833	5,430
General and administrative	21,976	24,556
Total selling, general and administrative expenses	26,452	35,238
Operating loss	(12,970)	(16,367)
Other income	2,496	12
Interest expense	(249)	(190)
Loss before income taxes	(10,723)	(16,545)
Provision for income taxes	(23)	(71)
Net loss	$(10,746)	$(16,616)

Net loss per share:
Basic	$(0.16)	$(0.25)
Diluted	$(0.16)	$(0.25)

Weighted-average shares outstanding:
Basic	68,176	67,559
Diluted	68,176	67,559

TELOS CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	March 31, 2023	December 31, 2022

	(in thousands, except per share amount and share data)
Assets:
Cash and cash equivalents	$112,462	$119,305
Accounts receivable, net	34,702	40,069
Inventories, net	1,629	2,877
Prepaid expenses	5,480	4,819
Other current assets	1,042	893
Total current assets	155,315	167,963
Property and equipment, net	4,406	4,787
Finance lease right-of-use assets, net	7,527	7,832
Operating lease right-of-use assets, net	458	341
Goodwill	17,922	17,922
Intangible assets, net	33,801	37,415
Other assets	1,223	1,137
Total assets	$220,652	$237,397
Liabilities and Stockholders' Equity
Liabilities:
Accounts payable and other accrued liabilities	$18,011	$22,551
Accrued compensation and benefits	7,665	8,388
Contract liabilities	7,203	6,444
Finance lease obligations – current portion	1,625	1,592
Operating lease obligations – current portion	494	361
Other financing obligations – current portion	—	1,247
Other current liabilities	3,856	4,919
Total current liabilities	38,854	45,502
Finance lease obligations – non-current portion	10,832	11,248
Operating lease liabilities – non-current portion	—	27
Other financing obligations – non-current portion	—	7,211
Deferred income taxes	770	758
Other liabilities	301	297
Total liabilities	50,757	65,043
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value, 250,000,000 shares authorized, 69,388,256 shares and 67,431,632 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	108	106
Additional paid-in capital	420,980	412,708
Accumulated other comprehensive income	(42)	(55)
Accumulated deficit	(251,151)	(240,405)
Total stockholders’ equity	169,895	172,354
Total liabilities and stockholders’ equity	220,652	237,397

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Three Months Ended
	March 31, 2023	March 31, 2022

	(in thousands)
Cash flows from operating activities:
Net loss	$(10,746)	$(16,616)
Adjustments to reconcile net loss to cash (used in)/provided by operating activities:
Stock-based compensation	9,499	15,931
Depreciation and amortization	1,425	1,405
Deferred income tax provision	12	12
Accretion of discount in acquisition holdback	2	12
Loss on disposal of fixed assets	1	—
Provision for doubtful accounts	89	95
Amortization of debt issuance costs	17	—
Gain on early extinguishment of other financing obligations	(1,427)	—
Changes in other operating assets and liabilities:
Accounts receivable	5,279	2,014
Inventories	1,248	(850)
Prepaid expenses, other current assets, other assets	(927)	(3,563)
Accounts payable and other accrued payables	(4,489)	674
Accrued compensation and benefits	(364)	495
Contract liabilities	758	655
Other current liabilities	(477)	(15)
Net cash (used in)/provided by operating activities	(100)	249
Cash flows from investing activities:
Capitalized software development costs	(3,800)	(2,795)
Purchases of property and equipment	(223)	(546)
Payment of DFT holdback amount	(564)	—
Net cash used in investing activities	(4,587)	(3,341)
Cash flows from financing activities:
Payments under finance lease obligations	(383)	(351)
Payment of tax withholding related to net share settlement of equity awards	(1,520)	(2,886)
Repurchase of common stock	(139)	—
Payments for debt issuance costs	(114)	—
Net cash used in financing activities	(2,156)	(3,237)
Net change in cash, cash equivalents, and restricted cash	(6,843)	(6,329)
Cash, cash equivalents, and restricted cash, beginning of period	119,438	126,562
Cash, cash equivalents, and restricted cash, end of period	$112,595	$120,233

Non-GAAP Financial Measures
(Unaudited)

Reconciliation of Net Loss to EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin
	For the Three Months Ended
	March 31, 2023		March 31, 2022
	Amount	Margin	Amount	Margin

	(dollars in thousands)
Net loss	$(10,746)	(30.5) %	$(16,616)	(33.1) %
Other income	(2,496)	(7.1) %	(12)	— %
Interest expense	249	0.7%	190	0.4%
Provision for income taxes	23	0.1%	71	0.1%
Depreciation and amortization	1,425	4.0%	1,405	2.8%
EBITDA	(11,545)	(32.8) %	(14,962)	(29.8) %
Stock-based compensation expense (1)	9,499	27.0%	15,931	31.7%
Restructuring expenses/(adjustments) (2)	1,200	3.4%	—	— %
Adjusted EBITDA	$(846)	(2.4) %	$969	1.9%
(1) The Stock-based Compensation adjustment to EBITDA as of March 31, 2023, and 2022 is made up of $7.9 million and $14.3 million, respectively, of stock-based compensation expense for the awarded RSUs and PSUs, and $1.6 million and $1.7 million, respectively, of other sources of stock-based compensation expense. The other sources of stock-based compensation consist of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, it is the Company’s discretion as to whether this compensation will ultimately be paid in stock or cash. The Company has the right to dictate the form of these payments up until the date at which they are paid. Any change to the expected payment form would result in out-of-quarter adjustments to this add back to Adjusted EBITDA.
(2) The restructuring expenses/(adjustments) to EBITDA include severance and other related benefit costs (including outplacement services and continuing health insurance coverage), external consulting and advisory fees related to implementing the restructuring plan.

Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss and Adjusted EPS
	For the Three Months Ended
	March 31, 2023		March 31, 2022
	Adjusted Net Loss	Adjusted Earnings Per Share	Adjusted Net Loss	Adjusted Earnings Per Share

	(in thousands, except per share data)
Net loss - GAAP measure	$(10,746)	$(0.16)	$(16,616)	$(0.25)
Adjustments:
Other income	(2,496)	(0.04)	(12)	—
Stock-based compensation expense (1)	9,499	0.14	15,931	0.24
Restructuring expenses/(adjustments) (2)	1,200	0.02	—	—
Adjusted net loss - non-GAAP measure	$(2,543)	$(0.04)	$(697)	$(0.01)
Weighted-average shares of common stock outstanding, basic	68,176		67,559
(1) The Stock-based Compensation adjustment to Net Loss as of March 31, 2023, and 2022 is made up of $7.9 million and $14.3 million, respectively, of stock-based compensation expense for the awarded RSUs and PSUs, and $1.6 million and $1.7 million, respectively, of other sources of stock-based compensation expense. The other sources of stock-based compensation consist of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, it is the Company’s discretion as to whether this compensation will ultimately be paid in stock or cash. The Company has the right to dictate the form of these payments up until the date at which they are paid. Any change to the expected payment form would result in out-of-quarter adjustments to this add back to Adjusted Net Loss.
(2) The restructuring expenses/(adjustments) to net loss include severance and other related benefit costs (including outplacement services and continuing health insurance coverage), external consulting and advisory fees related to implementing the restructuring plan.

Free Cash Flow
	For the Three Months Ended
	March 31, 2023	March 31, 2022

	(in thousands)
Net cash (used in)/provided by operating activities	$(100)	$249
Adjustments:
Purchases of property and equipment	(223)	(546)
Capitalized software development costs	(3,800)	(2,795)
Free cash flow	$(4,123)	$(3,092)